Supplement dated November 28, 2016
to the Prospectus, as supplemented, of the following fund:
Fund	Prospectus Dated
Columbia Funds Variable Insurance Trust
Columbia Variable Portfolio - Select Large Cap Growth Fund	5/1/2016
As of the close of business on November 28, 2016, the Fund will suspend its offer and sale of shares to investors, and the Fund will not accept any orders for the purchase of shares of the Fund.
Shareholders should retain this Supplement for future reference.
C-1526-4 A (11/16)